UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                                       October 14, 2005

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer
Identification No.)

1 Lakeland Park Drive
Peabody, MA	01960
(Address of Principal Executive Offices)	(Zip Code)

(877) 645-7663

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On October 14, 2005, Beacon Roofing Supply, Inc. (“Beacon”) closed the previously announced refinancing of its senior secured credit facilities (“Credit Facilities”).

Beacon’s Credit Facilities, as amended and restated on October 14, 2005, mature on October 14, 2010 and consist of a $230.0 million United States revolving line of credit and a CDN $15 million Canadian revolving line of credit, commonly referred to as revolvers, and term loans totaling $80.0 million outstanding at October 14, 2005.  The Credit Facilities include an option of increasing the revolving lines of credit by an additional $50 million.

Interest on borrowings under the U.S. Credit Facilities is payable at Beacon’s election at either of the following rates:

•                                          an index rate (that is the higher of (a) the base rate for corporate loans quoted in The Wall Street Journal or (b) the Federal Reserve overnight rate plus 1/2 of 1%) plus a margin of 0.25% to 1.50%, or

•                                          the current LIBOR Rate plus a margin ranging from 1.50% to 2.75%.

Interest under the Canadian Credit Facility is payable at Beacon’s election at either of the following rates:

•                                          an index rate (that is the higher of (1) the Canadian prime rate as quoted in the Globe and Mail and (2) the 30-day BA Rate plus 1.25%), plus 0.50%, or

•                                          the BA rate as described in the Canadian Credit Facility plus 1.75%.

Substantially all of Beacon’s assets, including the capital stock and assets of Beacon’s wholly-owned subsidiaries, secure Beacon’s obligations under these Credit Facilities.  The Credit Facilities have numerous restrictive covenants, including required fixed charge coverage and an indebtedness to EBITDA ratio determined at the end of each quarter.  Copies of the Credit Facilities are filed as Exhibit 10.1 and Exhibit 10.2 to this Report and incorporated by reference into this Item 1.01.

Item 2.01.                                          Completion of Acquisition or Disposition of Assets.

On October 14, 2005, a subsidiary of Beacon completed its previously announced acquisition of privately-held SDI Holding, Inc. (“Shelter”).  Shelter is a leading distributor of roofing and other building products headquartered in McKinney, Texas.  The transaction was structured as a purchase of all of the issued and outstanding stock and warrants of Shelter, which owns all of the issued and outstanding stock of Shelter Distribution, Inc., Shelter’s operating company.  The purchase price paid was approximately $170.3 million in cash, including transaction costs and an adjustment for changes in working capital and other items since the announcement of the acquisition.  The adjustment was primarily a result of Shelter’s seasonal working capital changes, and is subject to a post-closing review.  Based upon Shelter’s future performance, their stockholders may also qualify for an earn-out payment.

Item 7.01.                                          Regulation FD Disclosure

A copy of Beacon’s press release announcing its consummation of the acquisition of Shelter is furnished as Exhibit 99.1 to this Report and incorporated by reference into this Item 7.01.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Financial statements of business acquired.

The following financial statements of SDI Holding, Inc. required by this item are incorporated herein by reference to pages F-35 through F-60 of Beacon’s Registration Statement on Form S-3 (Registration No. 333-128919) and are attached hereto as Exhibit 99.2.

Report of Independent Auditors

Consolidated Balance Sheets as of June 30, 2005, December 31, 2004 and December 31, 2003

Consolidated Statements of Operations for the Six Months Ended June 30,2005, the years ended December 31, 2004 and December 31, 2003 and the Five Months Ended December 31, 2002

Consolidated Statements of Cash Flows for the Six Months Ended June 30,2005, the Years ended December 31, 2004 and December 31, 2003 and the Five Months Ended December 31, 2002

Notes to the Consolidated Financial Statements

(b)                                 Pro forma financial information.

The following pro forma information of Beacon reflecting Beacon’s acquisition of SDI Holding, Inc. required by this item is incorporated herein by reference to pages 19 through 26 of Beacon’s Registration Statement on Form S-3 (Registration No. 333-128919) and is attached hereto as Exhibit 99.3.

Discussion of unaudited pro forma consolidated financial data

Unaudited pro forma consolidated balance sheet as of June 30, 2005

Unaudited pro forma consolidated statement of operations for the nine months ended June 30, 2005

Unaudited pro forma consolidated statement of operations for the year ended September 25, 2004

Notes to unaudited pro forma consolidated financial data

(d)                                 Exhibits.

Exhibit Number	Description

10.1

Third Amended and Restated Loan and Security Agreement, dated as of October 14, 2005, among Beacon Sales Acquisition, Inc., the Domestic Subsidiaries of Beacon Sales Acquisition, Inc. named therein, General Electric Capital Corporation, the financial institutions party thereto, GECC Capital Markets Group, Inc., JPMorgan Chase Bank, N.A., Wachovia Capital Finance Corp. (Central) and The CIT Group/Business Credit, Inc.

10.2

Third Amended and Restated Loan and Security Agreement, dated as of October 14, 2005, among Beacon Roofing Supply Canada Company, GE Canada Finance Holding Company, and the financial institutions party thereto.

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

23.3	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release, dated October 14, 2005, issued by Beacon Roofing Supply, Inc., captioned “Beacon Roofing Supply, Inc. Completes Shelter Acquisition.”

99.2

Financial Statements of SDI Holding, Inc. and Subsidiaries as of June 30, 2005, December 31, 2004 and 2003, and for the six month period ended June 30, 2005, the years ended December 31, 2004 and 2003 and the five month period ended December 31, 2002.

99.3	Unaudited pro forma consolidated financial data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: October 18, 2005	By:	/s/ David R. Grace
David R. Grace
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Third Amended and Restated Loan and Security Agreement, dated as of October 14, 2005, among Beacon Sales Acquisition, Inc., the Domestic Subsidiaries of Beacon Sales Acquisition, Inc. named therein, General Electric Capital Corporation, the financial institutions party thereto, GECC Capital Markets Group, Inc., JPMorgan Chase Bank, N.A., Wachovia Capital Finance Corp. (Central) and The CIT Group/Business Credit, Inc.

10.2

Third Amended and Restated Loan and Security Agreement, dated as of October 14, 2005, among Beacon Roofing Supply Canada Company, GE Canada Finance Holding Company, and the financial institutions party thereto.

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

23.3	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release, dated October 14, 2005, issued by Beacon Roofing Supply, Inc., captioned “Beacon Roofing Supply, Inc. Completes Shelter Acquisition.”

99.2

Financial Statements of SDI Holding, Inc. and Subsidiaries as of June 30, 2005, December 31, 2004 and 2003, and for the six month period ended June 30, 2005, the years ended December 31, 2004 and 2003 and the five month period ended December 31, 2002.

99.3	Unaudited pro forma consolidated financial data.